Rule 497(e)

File Nos. 333-72042 and 333-151805; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT ELEVEN

333-151805	HV-6776	Premier InnovationsSM
333-151805	HV-6777	Hartford 403(b) Cornerstone Innovations
333-151805	HV-6778	Premier InnovationsSM (Series II)

333-72042	HV-5795	PremierSolutions Standard (Series A)
333-72042	HV-6775	PremierSolutions Cornerstone (Series II)
333-72042	HV-6779	PremierSolutions Standard (Series A-II)

Supplement dated September 22, 2021 to your Prospectus

FUND REORGANIZATION

PGIM JENNISON FOCUSED GROWTH FUND – CLASS A

The Board of Trustees (the “Board”) of the PGIM Jennison 20/20 Focus Fund (the “Merging Fund”) and the PGIM Jennison Focused Growth Fund (the “Acquiring Fund”) determined it is in the best interest of shareholders to reorganize the Merging Fund into the Acquiring Fund. The Board called a meeting of shareholders of the Merging Fund on April 13, 2021, to vote to approve the Agreement and Plan of Reorganization (the “Reorganization”). Shareholders did not approve the Reorganization on April 13, 2021, due to a failure to meet quorum. Subsequent shareholder meetings scheduled for June 15, 2021, and August 10, 2021, also did not meet quorum. At a special meeting held on September 14, 2021, shareholders approved the Reorganization. The Reorganization is expected to close on or about October 22, 2021 (“Closing Date”).

As a result of the Reorganization, if any of your Participant Account value is allocated to the Merging Fund Sub-Account, that amount will be merged into the Acquiring Fund Sub-Account. If any portion of your future Contribution is allocated to the Merging Fund Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract. Effective as of the Closing Date, any transaction that includes an allocation to the Merging Fund Sub-Account will be allocated automatically to the Acquiring Fund Sub-Account.

Effective as of the Closing Date, unless you direct us otherwise, if you are enrolled in any Asset Rebalancing Program or other administrative program that includes transfers of Participant Account value or allocation to the Merging Fund Sub-Account, your enrollment will be automatically replaced by the Acquiring Fund Sub-Account.

Effective as of the Closing Date, all references and information contained in the Prospectus for your Contract related to the Merging Fund will be deleted and replaced with the Acquiring Fund.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.